UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of report (Date of earliest event reported)
                               September 29, 2006

                               BIRCH BRANCH, INC.
             (Exact name of registrant as specified in its charter)

          Colorado                      333-126654               84-1124170
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)

           2525 Fifteenth Street, Suite 3H
                  Denver, Colorado                                   80211
      (Address of Principal Executive Offices)                    (Zip Code)

                                 (303) 480-5037
               Registrant's Telephone Number, Including Area Code


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 26, 2006, the Registrant entered into an Agreement and Plan of Reorganization with Fluid Audio Networks, Inc. ("FAN") under which, following a
3.75 forward stock split of the outstanding stock of the Registrant, the Registrant will issue 30,808,584 shares of its common stock to acquire all of the outstanding common stock of FAN. Additionally, the Registrant will divest itself of its nominal net real estate assets by conveying these assets to its President in exchange for the assumption of all the parent company debt and cancellation of 50,000 (post split) shares of its common stock held by its President and transferred to it. The Registrant's President will convey for cancellation an additional 50,000 shares (post split) of the Registrant's common stock in exchange for a payment of $500,000.

The Agreement is subject to certain significant contingencies which must be completed by November 30, 2006 in order for the transaction to be closed.

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Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired. None.

(b) Pro forma financial information. None.

(c) Exhibits.

2.1 Agreement and Plan of Reorganization by and between Fluid Audio Networks, Inc. and Birch Branch, Inc, dated September 26, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Birch Branch, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Birch Branch, Inc.


Date: September 29, 2006               By:   /s/ Michael L. Schumacher
                                             -----------------------------------
                                             Michael L. Schumacher
                                             President, Treasurer, Chief
                                             Financial Officer and Director

________________________________________________________________________________


                                  EXHIBIT INDEX



Exhibit Number        Description of Exhibit
--------------        ----------------------

2.1 Agreement and Plan of Reorganization by and between Fluid Audio Networks, Inc. and Birch Branch, Inc, dated September 26, 2006.

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